Confidential                                                        Exhibit 10.8

            (English Translation of the Original Contract in Chinese)





                            SILICON SUPPLY AGREEMENT





                            Contract No.: EMC2006001

     This Silicon Product Pre-purchase Contract (this "Contract") is entered into this 2nd day of June, 2006 in Emeishan by and between the following two parties:

     Buyer: JIANGSU LINYANG SOLARFUN CO., LTD., with its registered address being at 666 Linyang Road, Qidong, Jiangsu Province, and its legal representative being Mr. Lu Yonghua (hereinafter referred to as "Party A"); and

     Supplier: E-MEI SEMICONDUCTOR MATERIAL FACTORY, with its registered address being at 88 Fubei Road, E-meishan, and its legal representative being Mr. Wei Bin (hereinafter referred to as "Party B").


                                    RECITALS

     a) Party A is a PV cell manufacturer and intends to secure a stable and sufficient supply of raw materials (i.e., monocrystalline silicon ingots or silicon wafers for the production of PV cells) through this Contract. Therefore, Party A agrees to facilitate the expansion of Party B's multicrystalline silicon production line to result in an additional annual production capacity of 500-ton solar-grade multicrystalline silicon by means of favored terms of payment on the condition that within five (5) years as from the completion of such expansion, Party A shall have the exclusive right to purchase the silicon products for PV cells produced by such expansion project. Party A undertakes that it will establish a corresponding PV industry chain in Leshan to promote the development of the local economy of Leshan and that the silicon products for PV cells will be consumed locally within Leshan;

     b) Party B is a semiconductor materials manufacturer and is willing to obtain the advance payment to be made by Party A hereunder. Such advance payment will be used for the construction of the said expansion project with an annual production capacity of 500 tons of solar-grade multicrystalline silicon (hereinafter referred to as the "Project") which will increase Party B's annual production capacity of multicrystalline silicon by 500 tons. The fixed assets formed as a result of the construction of the Project shall be owned by Party B and Party B shall sell Party A the silicon products for PV cells produced by the completed Project upon the agreed terms set forth below; and

     c) Party B undertakes that in case of Party B's construction of any other new multicrytalline production project, the progress of the construction of the Project shall not be affected thereby and Party A shall be given priority in the participation into the cooperation with respect to such new project upon the same terms and conditions and that the commencement of such new project shall be postponed for at least six (6) months.

     NOW, THEREFORE, after equal and friendly negotiations, Party A and Party B have reached agreement as follows:


      ARTICLE 1  DESCRIPTION AND REQUIRED QUALITY OF THE SUBJECT PRODUCTS

1.1 The products to be supplied hereunder (the "Subject Products") shall be monocrystalline silicon wafers or monocrystalline silicon rods for PV cells and the supply of silicon wafers shall take priority; and

1.2 The required quality of the Subject Products shall be determined with reference to the common quality standards of the monocrystalline silicon rods or wafers used by

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     domestic PV cell manufacturers and the main quality parameters of the
     Subject Products shall meet the requirements for the production of PV cells or any other special requirements as further agreed by and between Party A and Party B.


                      ARTICLE 2  QUANTITY OF THE PRODUCTS

2.1 In principle, for each RMB 100 million prepaid by Party A, Party A shall be supplied with the solar-grade monocrystalline silicon rods or wafers produced from 100 tons of multicrystalline silicon.

2.2 Party A shall communicate with Party B by fax or mail on a monthly-basis to confirm the specific quantity and delivery time of the Subject Products to be supplied, which shall be attached hereto as an exhibit.


      ARTICLE 3  PRICE OF AND TOTAL CONSIDERATION FOR THE SUBJECT PRODUCTS

3.1 After the completion of the Project and before Party A's advance payment is totally offset by the solar-grade silicon products pursuant to Article 6, the payment for any Subject Products supplied by Party B hereunder shall be settled at a preferential price which shall be equal to [*]%~[*]% of the applicable market price as long as the market price is within the range of the protective price set forth below. The protective price shall be as set forth below: for monocrystalline silicon rods of (o)6, the pre-tax price of such products shall be between RMB [*]/kg and RMB [*]/kg; and for silicon wafers of 125 x 125mm, the pre-tax price of such products shall be between RMB[*]/piece and RMB[*]/piece. Notwithstanding the foregoing, when there is any substantial fluctuation in the prices of the main raw materials and power for the production of multicrystalline silicon, including silicon powder, liquid chlorine and electricity, meaning that the aggregate cost of the raw materials and power fluctuates by more than 20% compared with the same at the effective date of this Contract, the protective price shall be adjusted accordingly on the basis of the actual situation. After the advance payment made by Party A hereunder is offset in full, the payment for any additional Subject Products supplied hereunder shall be settled at a rate equal to [*]%~[*]% of the then market price. After the fifth anniversary of the date on which the total amount of the advance payment made by Party A is offset in full, Party A shall have preemption rights with respect to the Subject Products at the applicable market price.

3.2 The total amount of the advance payment to be made hereunder shall be no more than RMB500 million.

3.3 "Market price" shall mean the price at which major domestic manufacturers of silicon wafers for PV cells mutually recognized by Party A and Party B supply silicon wafers for PV cells.


                    ARTICLE 4  SCHEDULE AND TERMS OF PAYMENT

4.1 The payment for the Subject Products to be supplied hereunder shall be made in advance.

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

4.2 After the execution of this Contract, within ten (10) days after Party B's submission of a written demand for payment and provision of the feasibility study prepared by Emei Semiconductor Materials Research Institute, Party A shall pay the initial installment of the advance payment which shall be equal to RMB66,880,000 and the remaining amount of the advance payment shall be paid by installments pursuant to the Funds Utilization Plan proposed by Party B and accepted by Party A and the actual development of the Project. Party A hereby undertakes that it will make the progress payment within ten (10) days as of Party B's submission of a written demand for payment.

4.3 Party B shall open a special bank account (hereinafter referred to as the "Special Account"), into which the advance payment from Party A shall be remitted.


           ARTICLE 5  UTILIZATION AND CONTROL OF THE ADVANCE PAYMENT

5.1 The advance payment made hereunder shall be used to construct the Project with an annual production capacity of 500 tons of solar-grade multicrystalline silicon as described in detail in the feasibility study of the Project.

5.2 Party A shall have the right to be informed of the progress of the Project and the Special Account shall be managed by Party B under the supervision of Party A. Party B shall, on a monthly-basis, provide Party A with the breakdown of the utilization of the advance payment paid by Party A.

5.3 After this Contract becomes effective, Party B shall endeavor to promote the construction of the Project so that the Project can be completed within eighteen (18) months with the joint efforts of Party A and Party B. Should Party B be unable to complete the Project by the expiry of such eighteen
     (18) months due to the occurrence of a force majeure event, Party B shall be given a grace period of three (3) months. Should the Project be unable to be completed by the expiry of such grace period, Party B shall pay interest on the money paid by Party A, commencing from the date immediately after the expiry of such grace period and ending on the date of the actual completion of the Project at the then effective interest rate for bank loans, and shall notify Party A of the relevant facts, and Party A shall understand the same.


                 ARTICLE 6  OFFSET OF PARTY A'S ADVANCE PAYMENT


With respect to each batch of the solar-grade silicon products delivered to Party A by Party B which are produced by the Project after the Project is completed and put into operation, 20%-35% of the payment for each batch of the Subject Products shall be set off against the advance payment paid by Party A till the time when the advance payment by Party A is exhausted. The remaining payment for each batch of the Subject Products shall be made by Party A in full prior to Party B's shipment of the same.


           ARTICLE 7  TERMS RELATING TO THE SALE OF SUBJECT PRODUCTS

7.1  Supplier of Subject Products

     The supplier of the Subject Products hereunder shall be Emei Semiconductor Materials Plant.

7.2  Packaging

     The conditions and manners for packaging the Subject Products shall comply with the customary practice.

7.3  Means of Transportation

     The Subject Products shall be delivered to Party A by means of overland freight.

7.4  Destination For Delivery of Subject Products

     The Subject Products shall be delivered to Party A, at the expense of Party B, to a place designated by Party A or Leshan, in each case, within the PRC. Where Party A intends to change the destination for the delivery of any batch of Subject Products, it shall notify Party B of the new destination fifteen (15) days in advance. Once after Party B has sent off any batch of Subject Products to a destination designated by Party A, Party A may not change the destination for delivery of such batch of Subject Products, otherwise, any expenses incurred due to such change of the destination for delivery shall be paid by Party A.

7.5 Where Party A discovers in the course of the acceptance test for any batch of the Subject Products delivered hereunder, that the quantity or quality of any Subject Products so delivered is inconsistent with the agreed standard, it shall submit an objection to Party B in writing within fifteen
     (15) days after such discovery.

7.6 Party B shall, within ten (10) days as of its receipt of the said written objection from Party A, make a response thereto by providing a friendly solution, otherwise, it shall be deemed that Party B has accepted Party A's objection and suggested solution.


                  ARTICLE 8  LIABILITY FOR BREACH OF CONTRACT

Party A's Liability for Breach of Contract

8.1 Party A shall timely and fully pay each installment of the advance payment strictly pursuant to the requirements of the Funds Utilization Plan for the Project proposed by Party B. Party A shall be deemed to violate this Contract if any advance payment becomes overdue for more than ten (10) days.

     8.1.1 In case the advance payment becomes overdue for less than one month, Party A shall pay Party B liquidated damages in an amount of 20% of the overdue payment, and Party B shall have the right to postpone the completion of the Project accordingly.

     8.1.2 In case the advance payment becomes overdue for a period of time in excess of one month but less than three months, Party A shall pay Party B liquidated damages in an amount of 50% of the overdue payment, and shall postpone the completion of the Project accordingly.

     8.1.3 In case any amount of the advance payment becomes overdue for a period of time in excess of three (3) months, Party A shall pay Party B liquidated damages in an amount of 100% of the overdue amount, and Party B shall be entitled to terminate the Project at its sole discretion without refunding any funds actually paid by Party A for the Project.

8.2 Within the term of this Contract, Party A shall be deemed to violate this Contract if it fails to purchase the Subject Products provided by Party B pursuant to the quantity and price agreed herein, and shall pay Party B liquidated damages in an amount of 20% of the total amount of the payment to be made for the Subject Products agreed hereunder.

Party B's Liability for Breach of Contract:

8.3 If Party B fails to complete the Project within eighteen (18) months, it shall assume the following liabilities for its breach of this Contract:

     8.3.1 To the extent that the completion of the Project is delayed for less than three (3) months (such three months hereinafter referred to as the "Grace Period"), Party B shall be exempt from liability.

     8.3.2 To the extent that that the completion of the Project is delayed for more than three (3) months but less than six (6) months, then for each of delay after the end of the Grace Period, Party B shall be obligated to pay Party A liquidated damages, which shall be equal to 1 0/00 of the funds invested in the Project.

     8.3.3 To the extent that that the completion of the Project is delayed for more than six (6) months but less than twelve (12) months, then for each day of delay after the end of the Grace Period, Party B shall be obligated to pay Party A liquidated damages, which shall be equal to 2 0/00 of the funds invested in the Project. In addition to that, Party B shall undertake that where the completion of the Project is delayed for more than six (6) months, for each month of delay after the end of such six (6) months, it shall supply Party A at the market price five (5) tons of monocrystalline silicon materials or equivalent silicon wafers.

     8.3.4 To the extent that the completion of the Project is delayed for more than twelve (12) months, Party A shall have the right to terminate the Project at its sole discretion. In such case, Party B shall refund any and all the advance payment actually paid by Party A and pay Party A liquidated damages, which shall be equal to 50% of the advance payment actually paid by Party A. Party B shall supply Party A five (5) tons of monocrystalline silicon materials or equivalent silicon wafers each month at the market price to set off against such liquidated damages.

8.4 Should Party B use any funds in the Special Account for any purpose other than as contemplated hereunder, Party A shall have the right to request Party B to put such funds back in place within seven (7) days and to pay Party A liquidated damages in an amount equal to 30% of such funds so misappropriated.

8.5 Party B shall undertake to Party A that after the completion of the Project Party B shall each year supply Party A Subject Products in an aggregate quantity of 80% to 120% of the annual production capacity (500T/a) of the Project.

8.6  Should Party B sell any Subject Products to any third party in violation of
     Article 8.5 hereof, Party B shall pay Party A liquidated damages in an amount equal to 30% of the funds invested in the Project.

8.7 Should Party B be unable to deliver the Subject Products to Party B for consecutive three (3) months due to force majeure, Party A shall have the right to request Party B to refund any remainder of Party A's paid advance payment and pay Party A default interest on such remainder at the monthly interest rate of 1% commencing from the date on which such remainder was paid to Party B.

8.8 Should the quality of any Subject Products delivered by Party B be inconsistent with the agreed standard, if Party A agrees to accept such Subject Products, such Subject Products shall be priced according to its actual quality. However, should such Subject Products be of such poor quality that they cannot be consumed by Party A at all, such Subject Products shall be returned and replaced.

8.9 Should any Subject Products delivered to Party A suffer any damage or loss due to the incompliance of the packaging with the agreed requirements, Party B shall be liable for compensation therefor.

8.10 Should any Subject Products be delivered to a wrong place, Party B shall be responsible for delivering such Subject Products to the agreed destination and for any and all expenses actually incurred by Party A arising from such wrong delivery.


                                    ARTICLE 9

In case Party B intends to conduct a corporate restructuring, it shall, on a priority-basis, offer Party A an opportunity to participate into such restructuring at the same terms and conditions offered to any third party. If as a result of the above, Party A becomes an investor of Party B, any remainder of the advance payment made by Party A hereunder may be in part converted into equity in accordance with relevant PRC regulations, subject to further negotiations between Party A and Party B.


                                   ARTICLE 10

Any corporate restructuring of Party B shall not affect the validity of this Contract.


                          ARTICLE 11  CONFIDENTIALITY

Without permission of the other party, neither Party A nor Party B may use or disclose to any third party, any relevant document, know-how or financial data of the other party obtained or known by it in the performance of this Contract.


                             ARTICLE 12  INCENTIVES

Should Party B complete the Project and put the Project into operation prior to the expiry of the eighteen (18) months as from the date hereof, Party A shall pay Party B a bonus of RMB880,000. It is agreed that the Project shall reach the expected production capacity within twenty (20) months as from the date hereof. Should the Project reach the expected production capacity prior to the expiry of such twenty (20) months, for each day during the period from the date on which such expected production capacity is reached to the date of the expiry of such twenty (20) months, Party A shall pay Party B a bonus of RMB80,000. All the above bonuses shall be used to reward the management personnel and key engineering personnel designated to the Project.


                                   ARTICLE 13

Any dispute between Party A and Party B arising under this Contract shall be resolved by the parties in a timely manner through consultations. Party A and Party B agree that any dispute that fails to be resolved through consultations shall be submitted to a court located in a place other than the place of incorporation of either party hereto.


                            ARTICLE 14 EFFECTIVENESS

This Contract shall come into effect after this Contract is affixed with the signature of the authorized signatory and the company seal of each party and the initial installment of Party A's advance payment in an amount of RMB66,880,000 arrives at Party B's Special Account.


                                   ARTICLE 15

This Contract shall be executed in four (4) originals, with each Party A and Party B to hold two (2).


                                   ARTICLE 16

Any matters not covered hereunder shall be set forth in supplemental provisions to be agreed by Party A and Party B after further negotiations and such supplemental provisions shall have the equal legal force as this Contract.


                          [signature on the next page]

PARTY A: JIANGSU LINYANG SOLARFUN CO., LTD. (affixed with Party A's company seal)

Signed by:  Lu Yonghua (signature)

            Legal Representative

Bank of Deposit:

A/C:

Tel:




PARTY B: E-MEI SEMICONDUCTOR MATERIAL FACTORY (affixed with Party B's company seal)

Signed by:  Wei Bin (signature)

            Legal Representative

Bank of Deposit:

A/C:

Tel:

Confidential

            (English Translation of the Original Contract in Chinese)

                AMENDMENT TO SILICON SUPPLY AGREEMENT EMC2006001



     This Amendment to Silicon Product Pre-purchase Contract EMC2006001 (this "Amendment") is entered into this 9th day of June, 2006 by and between the following two parties:

     Buyer: JIANGSU LINYANG SOLARFUN CO., LTD., represented hereunder by its attorney-in-fact, Mr. Wang Hanfei, with its registered address being at 666 Linyang Road, Qidong, Jiangsu Province, and its legal representative being Mr. Lu Yonghua (hereinafter referred to as "Party A")

     Supplier: E-MEI SEMICONDUCTOR MATERIAL FACTORY, represented hereunder by its attorney-in-fact, Mr. Deng Liangping, with its registered address being at 88 Fubei Road, E-meishan, and its legal representative being Mr. Wei Bin (hereinafter referred to as "Party B").

     After friendly negotiations, Party A and Party B have agreed to amend the Silicon Product Pre-purchase Contract EMC2006001 by and between them dated June 2, 2006 (the "Contract") as follows:

1. Article 3.1 of the Contract shall be amended in its entirety to read as follows:

     "3.1 After the completion of the Project and before Party A's advance payment is totally offset by the solar-grade silicon products pursuant to Article 6, the payment for any Subject Products supplied by Party B hereunder shall be settled at a preferential price which shall be equal to [*]%~[*]% of the applicable market price as long as the market price is within the range of the protective price set forth below. The protective price shall be as set forth below: for monocrystalline silicon rods of (o)6, the pre-tax price of such products shall be between RMB [*]/kg and RMB [*]/kg; and for silicon wafers of 125 x 125mm, the pre-tax price of such products shall be between RMB [*]/piece and RMB [*]/piece. Notwithstanding the foregoing, when there is any substantial fluctuation in the prices of the main raw materials and power for the production of multicrystalline silicon, including silicon powder, liquid chlorine and electricity, meaning that the aggregate cost of the raw materials and power fluctuates by more than 20% compared with the same at the effective date of this Contract, which in turn causes the market price of the Subject Price then prevailing to become higher than the above highest protective price or lower than the above lowest protective price, by more than 20%, the price for the Subject Product to be supplied to Party A hereunder shall be adjusted accordingly. Such adjustment shall be determined subject to further negotiations between the parties hereto by taking into a reasonable margin to be received by Party B and Party B's ability to repay its borrowings. After the advance payment made by Party A hereunder is offset in full, the payment for each batch of the Subject Products to be supplied hereunder

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

          subsequently shall be settled at a rate equal to [*]%~[*]% of the then market price. After the fifth anniversary of the date on which the total amount of the advance payment made by Party A is offset in full, Party A shall have preemption rights with respect to the Subject Products at the applicable market price."

2. Article 3.3 of the Contract shall be amended in its entirety to read as follows:

"3.2 "Market price" shall mean the price at which major manufacturers of silicon wafers for PV cells mutually recognized by Party A and Party B supply silicon wafers for PV cells.

3. Article 6 of the Contract shall be amended in its entirety to read as follows:

     "Article 6 Offset of Party A's Advance Payment

     With respect to each batch of the solar-grade silicon products delivered to Party A by Party B which are produced by the Project after the Project is completed and put into operation, 20%-35% of the payment for each batch of the Subject Products shall be set off against the advance payment made by Party A till the time when the advance payment by Party A is exhausted. The remaining payment for each batch of the Subject Products shall be made by Party A in full prior to Party B's shipment of the same. When the market price of the Subject Price becomes lower than the agreed lowest protective price by 20%, the above offset percentage shall be adjusted accordingly. Such adjustment shall be determined subject to further negotiations between the parties hereto by taking into a reasonable margin to be received by Party B and Party B's ability to repay its borrowings.

4.   Article 12 shall be amended in its entirety to read as follows:

     "Article 12 Incentives

     Should Party B, prior to the expiry of the eighteen (18) months as from the date hereof, complete the Project and the Project so completed is able to produce Subject Products meeting the agreed criteria, Party A shall pay Party B a bonus of RMB880,000. It is agreed that within twenty (20) months as from the date hereof the Project shall reach the expected production capacity, which shall be equal to 80% to 120% of 500 tons of solar-grade multicrystalline silicon/year. Should the Project reach the expected production capacity set forth above prior to the expiry of such twenty (20) months, for each day during the period from the date on which such expected production capacity is reached to the date of the expiry of such twenty
     (20) months, Party A shall pay Party B a bonus of RMB80,000. All the above bonuses shall be used to reward the management personnel and key engineering personnel designated to the Project."

5. This Amendment shall be executed in four (4) counterparts with each Party A and Party B to hold two (2).

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

                          [signature on the next page]

PARTY A: JIANGSU LINYANG SOLARFUN CO., LTD. (affixed with Party A's company seal)

Signed by:  Lu Yonghua (signature)

            Legal Representative/Authorized Representative:

Bank of Deposit:

A/C:

Tel:



PARTY B: E-MEI SEMICONDUCTOR MATERIAL FACTORY (affixed with Party B's company seal)

Signed by:  Deng Liangping (signature)

            Legal Representative/Authorized Representative:

Bank of Deposit:

A/C:

Tel:

Confidential

            (English Translation of the Original Contract in Chinese)

             AMENDMENT NO. 2 TO SILICON SUPPLY AGREEMENT EMC2006001

     This Amendment No. 2 to Silicon Product Pre-purchase Contract EMC2006001 (this "Amendment No. 2") is entered into this 8th day of October, 2006 in Deyang by and between the following two parties:

     Buyer: JIANGSU LINYANG SOLARFUN CO., LTD., with its registered address being at 666 Linyang Road, Qidong, Jiangsu Province, and its legal representative being Mr. Lu Yonghua; and

     Supplier: E-MEI SEMICONDUCTOR MATERIAL FACTORY, with its registered address being at 88 Fubei Road, E-meishan, and its legal representative being Mr. Wei Bin.

     After friendly negotiations, the Buyer and the Supplier have agreed (i) that the Silicon Product Pre-purchase Contract EMC2006001 by and between them dated June 2, 2006 (the "Contract") and the Amendment to Silicon Product Pre-purchase Contract EMC2006001 by and between them dated June 2006 shall be amended as follows, and (ii) that any and all the references in the Contract to "Party A" shall be replaced with the reference to "Buyer" and any and all the references in the Contract to "Party B" shall be replaced with the references to "Supplier".

PART I AMENDMENTS TO THE CONTRACT

1. Item (a) under the Recitals of the Contract shall be amended in its entirety to read as follows:

     "(a) The Buyer is a PV cell manufacturer and intends to secure a stable and sufficient supply of raw materials (i.e., monocrystalline silicon ingots or silicon wafers for the production of PV cells) through this Contract. Therefore, the Buyer agrees to facilitate the expansion of the Supplier's multicrystalline silicon production line to result in an additional annual production capacity of 500-ton solar-grade multicrystalline silicon by means of favored terms of payment on the condition that within five (5) years as from the completion of such expansion, the Buyer shall have the exclusive right to purchase the silicon products for PV cells produced by such expansion project. The Buyer undertakes that it will establish a corresponding PV industry chain in Leshan to promote the development of the local economy of Leshan and that the silicon products for PV cells will be consumed locally within Leshan;"

2. Item (c) under the Recitals of the Contract shall be amended in its entirety to read as follows:

     "(c) The Supplier undertakes that in case of its construction of any other new or expansion of any existing, multicrytalline production project, the progress of the construction of the Project shall not be affected thereby and the Buyer shall be given the first priority in the participation into the cooperation with respect to such other new construction or expansion (including by equity participation) upon the same terms and conditions."

3. Article 1.2 of the Contract shall amended in its entirety to read as follows:

     "1.2 The required quality of the Subject Products shall be determined with reference to the common quality standards of the monocrystalline silicon rods or wafers used by international PV cell manufacturers and the main quality parameters of the Subject Products shall meet the requirements for the production of PV cells or any other special requirements as further agreed by and between the Buyer and the Supplier."

4. Article 2.1 of the Contract shall be amended in its entirety to read as follows:

     "2.1 Based on the understanding between the parties set forth in the Contract, within five (5) years as of the completion of the Project, the Buyer shall have the exclusive right to purchase all the silicon products produced by the Project. "Completion of the Project" means that at the time for determining whether the Project is completed the Project has a production capacity no lower than 80% of 500 tons/year. It is agreed that this Article shall form the base and premise for the cooperation contemplated hereunder."

5. Article 3 of the Contract shall be amended in its entirety to read as follows:

     "Article 3 Price of and Total Consideration for the Subject Products

     3.1 After the Supplier's completion of the Project and before the Buyer's advance payment is totally offset with the solar-grade silicon products pursuant to Article 6, the payment for any Subject Products supplied by the Supplier hereunder shall be settled at a preferential price which shall be equal to [*]% of the applicable market price as long as the market price is within the range of the protective price set forth below.

          The protective price shall be as set forth below: for monocrystalline silicon rods of (o)6, the pre-tax price of such products shall be between RMB [*]/kg and RMB[*]/kg; for silicon wafers of 125 x 125mm(2) with a thickness of 220 um, the pre-tax price of such products shall be between RMB[*]/piece and RMB [*]/piece, and for silicon wafers of 56 x 156mm(2), the pre-tax price of such products shall be determined by the parties hereto by reference to the pricing principles agreed by the parties hereto.

          With the upgrading of the slice-cutting technology and the reduction of the thickness of the silicon wafers, the unit price for wafers shall be reduced accordingly.

          Notwithstanding the foregoing, when there is any substantial fluctuation in the prices of the main raw materials and power for the production of multicrystalline silicon, including silicon powder, liquid chlorine and electricity, meaning that the aggregate cost of the raw materials and power fluctuates by more than 10% compared with the same at the effective date of this Contract, which in turn causes the market price of the Subject Price then prevailing to become higher than the above highest protective price or lower than the above lowest protective price, by more than 10%, the price for the Subject Product to be supplied to the Buyer hereunder shall be adjusted

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

          accordingly. Such adjustment shall be determined subject to further negotiations between the parties hereto by taking into a reasonable margin to be received by the Supplier and the Supplier's ability to repay its borrowings. In case the parties fail to reach an agreement on any adjustment to the price for any Subject Products to be supplied hereunder, the Supplier shall, at the request of the Buyer, refund the remainder of the Buyer's paid advance payment and pay the Buyer interest on such remainder which shall be equal to the number of days during which such remainder has been occupied by the Supplier multiplied by the applicable interest rate of bank loans. After the advance payment made by the Buyer hereunder is offset in full, the payment for each batch of the Subject Products to be supplied hereunder subsequently shall be settled at a rate equal to [*]%~[*]% of the then market price. After the fifth anniversary of the date on which the total amount of the advance payment made by the Buyer is offset in full, the Buyer shall have preemption rights with respect to the Subject Products at the then applicable market price.

     3.2 The total amount of the advance payment to be made hereunder shall be RMB300 million.

     3.3 "Market price" shall mean the price at which major manufacturers of silicon wafers for PV cells mutually recognized by the Buyer and the Supplier supply silicon wafers for PV cells."

6. Article 4.2 of the Contract shall be amended in its entirety to read as follows:

     "4.2 After the execution of this Contract, within ten (10) days after the Supplier's submission of a written demand for payment and provision of the feasibility study prepared by Emei Semiconductor Materials Research Institute, the Buyer shall pay the initial installment of the advance payment which shall be equal to RMB30 million. The first portion of the initial installment in an amount of RMB10 million shall be paid into the Special Account within one (1) week after the execution of the Amendment No. 2 and the remaining amount of RMB20 million shall be paid prior to December 31, 2006. Within three (3) months as of the effective date of this Contract, the Supplier shall submit to the Buyer the Project Schedule and the Funds Utilization Plan, which shall be subject to the approval by the Buyer. The advance payment payable by the Buyer hereunder other than the first installment, shall be paid by installments pursuant to the Project Schedule and the Funds Utilization Plan mutually agreed by the parties and the actual development of the Project. In order to allow the Buyer to have a reasonable arrangement of cash inflow, for each single month the Buyer shall not be required to make an advance payment exceeding RMB40 million. The Buyer hereby undertakes that it will make the progress payment within ten (10) days as of the Supplier's submission of a written demand for payment based on the above Funds Utilization Plan and the actual development of the Project.

          The Supplier agrees that within one week as of the effectiveness of the Amendment No. 2, it will issue a performance bond with respect to the first installment of the advance payment of RMB30 million to be paid by the Buyer."

  *Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

7. Article 5.2 of the Contract shall be amended in its entirety to read as follows:

     "5.2 The Buyer shall have the right to be informed of the progress of the Project and the Special Account shall be managed by the Supplier under the supervision of the Buyer. The Supplier shall, on a monthly-basis, provide the Buyer with the breakdown of the utilization of the advance payment from the Buyer, together with the photocopies of the related certificates and evidence."

8. Article 6 of the Contract shall be amended in its entirety to read as follows:

     "Article 6 Offset of the Buyer's Advance Payment

     With respect to each batch of the solar-grade silicon products delivered to the Buyer by the Supplier which are produced by the Project after the Project is completed and put into operation, 30% of the payment for each batch of the Subject Products shall be set off against the advance payment paid by the Buyer till the time when the advance payment by the Buyer is exhausted. The remaining payment for each batch of the Subject Products shall be made by the Buyer in full prior to the Supplier's shipment of the same. When the market price of the Subject Price becomes lower than the agreed lowest protective price by 10%, the above offset percentage shall be adjusted accordingly. Such adjustment shall be determined subject to further negotiations between the parties hereto by taking into a reasonable margin to be received by the Supplier and the Supplier's ability to repay its borrowings."

9. Article 8.1 of the Contract shall be amended in its entirety to read as follows:

     "8.1 The Buyer shall timely and fully pay each installment of the advance payment strictly pursuant to the requirements of the Funds Utilization Plan for the Project proposed by the Supplier. The Buyer shall be deemed to violate this Contract if any advance payment becomes overdue for more than ten (10) business days."

10. Article 8.1.3 of the Contract shall be amended in its entirety to read as follows:

     "8.1.3 In case any amount of the advance payment becomes overdue for a period of time in excess of three (3) months, the Supplier shall have the right to terminate the Project at its sole discretion and not refund the Buyer any and all the funds from the Buyer used for the Project."

11. The following provisions shall be inserted into the paragraph "The Buyer's Liability for Breach of Contract" in Article 8 of the Contract as the last sentence of such paragraph:

     "In case of any breach by the Buyer under Article 8.1 or 8.2 above, the Buyer shall not have any liability for damages or any other civil liability whatsoever for such breach upon its payment of the liquidated damages as set forth in Articles 8.1 and 8.2 above."

12. Article 8.5 of the Contract shall be amended in its entirety to read as follows:

     "8.5 "Completion of the Project" means that at the time for determining whether the Project is completed the Project has a production capacity equal to or more than 80% of 500 tons/year. The Supplier shall undertake to the Buyer that after the Completion of the Project the Supplier shall supply the Buyer all the Subject Products produced by the Project within its agreed annual production capacity of 500 tons, including any monocrystalline silicon ingots or silicon wafers processed by the Supplier's OEM contractors, but in no event may the aggregate of the Subject Products supplied to the Buyer in any year be lower than 80% of the designed production capacity."

13. The following provisions shall be inserted into the paragraph "The Supplier's Liability for Breach of Contract" in Article 8 of the Contract as
Article 8.11:

     "8.11 The Supplier hereby undertakes to the Buyer as follows:

           In case the actual progress of the construction of the Project falls behind the schedule by more than twenty (20) days, the Supplier shall provide the Buyer with written explanations and remedial measures with respect thereto. In case the actual progress of the construction of the Project falls behind the schedule by more than ninety (90) days and the Supplier fails to find effective remedial measures, it shall, upon the demand from the Buyer for refund, unconditionally refund the Buyer any and all the advance payment paid by the Buyer and pay the Buyer default interest on such advance payment at the rate equal to 200% of the then effective interest rate for bank loans. The above refund and default interest may be set off with the payment for relevant Subject Products which shall be calculated at the preferential price set forth herein above."

14.  The following provisions shall be inserted into the Contract as Article
8.12:

     "8.12 The Supplier undertakes to the Buyer as follows:

           Prior to December 31, 2006, the Supplier shall have obtained all the governmental approvals and legal documents required for the commencement of the construction of the Project. Otherwise, the Buyer shall have the right to terminate the Project at its sole discretion. In such case, the Supplier shall, upon the demand from the Buyer for refund, unconditionally refund the Buyer any and all the advance payment paid by the Buyer and pay the Buyer default interest on such advance payment at the rate equal to 200% of the then effective interest rate for bank loans. The above refund and default interest may be set off with the payment for relevant Subject Products which shall be calculated at the preferential price set forth herein above."

15. Articles 9 and 10 in the Contract shall be consolidated and amended to read as follows:

     "Article 9

     9.1 In case the Supplier intends to conduct a corporate restructuring, it shall notify the Buyer thereof in advance and shall on a priority-basis, offer the Buyer an opportunity to participate into such restructuring at the same terms and conditions offered to any third party. If as a result of the above, the Buyer becomes an investor of the Supplier, any remainder of the advance payment made by the Buyer hereunder may be in part converted into equity in accordance with relevant PRC regulations, subject to further negotiations between the parties hereto.

     9.2 Any corporate restructuring of the Supplier shall not affect the validity of this Contract.

     9.3 For purposes of this Article, "corporate restructuring of the Supplier" shall mean any change of organizational form of the Supplier intended to transform the Supplier into a joint stock company or foreign-invested enterprise, or any substantial change in assets or equity of the Supplier, which could affect the right and interests of the Buyer to and in any and all of the advance payment paid by the Buyer."

16.  The following provisions shall be added to the Contract:

     "As from the effective date of this Contract, the Buyer and the Supplier will become strategic partners and therefore shall consider how to protect the interests of the other before taking any action. The Supplier agrees that the Buyer shall have priority over the others in the execution of the silicon product purchase contract with respect to the existing solar-grade silicon products, whereunder, such products shall be supplied to the Buyer at the preferential price set forth in the Contract."

17. Articles 11 to 16 of the Contract shall be replaced in their entirety with the following articles accordingly:

     "Article 11 Confidentiality

     Without permission of the other party, neither party hereto may use or disclose to any third party, any relevant document, know-how or financial data of the other party obtained or known by it in the performance of this Contract. The parties hereto will confirm such confidentiality obligations of them by executing a Confidentiality Agreement in the form attached hereto as Exhibit 1.

     Article 12 Guarantee

     In view of the respective rights and obligations of the Buyer and the Supplier hereunder, in order to ensure that the Supplier will perform its obligations and liabilities to the Buyer hereunder, Dongfang Steam Turbine Works has agreed to provide a joint and several guarantee for the Supplier's obligations and legal liabilities under this Contract. In connection therewith, Dongfang Steam Turbine Works shall issue in favor of the Buyer a Letter of Guarantee and Undertakings, which shall upon being confirmed by the Buyer and the Supplier, be attached hereto as Exhibit 2.

     Article 13 Incentives

     Should the Supplier, prior to the expiry of the eighteen (18) months as from the date hereof, complete the Project and the Project so completed is able to produce Subject Products meeting the agreed criteria, the Buyer shall pay the Supplier a bonus of RMB880,000. Should the Project reach the expected production capacity, which is no lower than 80% of 500 tons of solar-grade multicrystalline silicon/year, in or prior to the beginning of, the nineteenth (19th ) month after the date hereof, the Buyer shall pay the Supplier a bonus of RMB3.6 million. Should the Project reach the expected production capacity, which is no lower than 80% of 500 tons of solar-grade multicrystalline silicon/year, in the twentieth (20th) month after the date hereof, the Buyer shall pay the Supplier a bonus of RMB2 million. All the above bonuses shall be used to reward the management personnel and key engineering personnel designated to the Project."

     Article 14

     Any dispute between the Supplier and the Buyer arising under this Contract shall be resolved by the parties in a timely manner through consultations. The Buyer and the Supplier agree that any dispute that fails to be resolved through consultations shall be submitted to a competent court in Shanghai.

     Article 15 Effectiveness

     All the contracts and exhibits referred to herein shall come into effect at the time when the Amendment No. 2 is affixed with the signature of the authorized signatory and company seal of each party thereto. In case of any discrepancy between any provision in this Contract, the Amendment to Silicon Product Pre-purchase Contract EMC2006001 and the Amendment No. 2 to Silicon Product Pre-purchase Contract EMC2006001, the provision in the Amendment No. 2 shall prevail.

     Article 16 Termination

     This Contract shall become void and invalid upon the full offset of any and all the advance payment by the Buyer as set forth above.

     Article 17

     This Contract shall be executed in four (4) originals, with each the Buyer and the Supplier to hold two (2). Exhibit 1 Confidentiality Agreement and
     Exhibit 2 Letter of Guarantee and Undertakings hereto shall constitute an integral part of this Contract and have the equal legal force as this Contract.

     Article 18

     Any matters not covered hereunder shall be set forth in supplemental provisions to be agreed by the Buyer and the Supplier after further negotiations and such supplemental provisions shall have the equal legal force as this Contract."

18. This Amendment shall be executed in four (4) originals with each the Buyer and the Supplier to hold two (2).


                          [signature on the next page]

BUYER: JIANGSU LINYANG SOLARFUN CO., LTD. (affixed with Buyer's company seal)



Signed by: Lu Yonghua (signature)
           Legal Representative/Authorized Representative

Bank of Deposit:

A/C:

Tel:



SUPPLIER: E-MEI SEMICONDUCTOR MATERIAL FACTORY (affixed with Supplier's company seal)



Signed by: Deng Liangping (signature)
           Authorized Representative

Signed by: Wei Bin (signature)
           Legal Representative


Bank of Deposit:

A/C:

Tel:

            (English Translation of the Original Contract in Chinese)

             AMENDMENT NO. 3 TO SILICON SUPPLY AGREEMENT EMC2006001



     This Amendment No. 3 to Silicon Product Pre-purchase Contract EMC2006001 (this "Amendment No. 3") is entered into this 17th day of November, 2006 by and between the following two parties:

     Buyer: JIANGSU LINYANG SOLARFUN CO., LTD., with its registered address being at 666 Linyang Road, Qidong, Jiangsu Province, and its legal representative being Mr. Lu Yonghua; and

     Supplier: E-MEI SEMICONDUCTOR MATERIAL FACTORY, with its registered address being at 88 Fubei Road, E-meishan, and its legal representative being Mr. Hu Yuncheng.

     After friendly negotiations, the Buyer and the Supplier have agreed that the Amendment No. 2 to Silicon Product Pre-purchase Contract EMC2006001 (the "Contract") by and between them dated October 2006 (the "Amendment No. 2") shall be amended as follows:

1. Article 3.2 of the Contract under Section 5 of the Amendment No. 2 shall be amended in its entirety to read as follows:

     "3.2 The total amount of the advance payment to be made hereunder shall be RMB220 million."

2. Article 4.2 of the Contract under Section 6 of the Amendment No. 2 shall be amended in its entirety to read as follows:

     "4.2 After the execution of this Contract, within ten (10) days after the Supplier's submission of a written demand for payment and provision of the feasibility study prepared by Emei Semiconductor Materials Research Institute, the Buyer shall pay the initial installment of the advance payment which shall be equal to RMB30 million. The first portion of the initial installment in an amount of RMB10 million shall be paid into the Special Account within one (1) week after the execution of the Amendment No. 2 and the remaining amount of RMB20 million shall be paid prior to December 31, 2006. For each portion of the initial installment paid by the Buyer, the Supplier shall issue a guarantee letter of the equal amount with a term of two (2) years. Within three (3) months as of the effective date of this Contract, the Supplier shall submit the Project Schedule and the Funds Utilization Plan, which shall be subject to the approval by the Buyer. The advance payment payable by the Buyer hereunder other than the first installment shall be paid by installments pursuant to the Project Schedule and the Funds Utilization Plan mutually agreed by the parties and the actual development of the Project. In order to allow the Buyer to have a reasonable arrangement of cash inflow, for each single month the Buyer shall not be required to make an advance payment exceeding RMB30 million.

          The Buyer hereby undertakes that it will pay each amount of the advance payment within ten (10) days as of the Buyer's receipt of each written demand for payment of such amount consistent with the Funds Utilization Plan and the actual development of the Project and the guarantee letter equal to such amount. The guarantee letter for each amount of the advance payment shall be effective commencing from the date of issuance to the date on which the production capacity of the Project reaches 500 tons/year or April 30, 2008."

3. The Letter of Guarantee and Undertakings issued by Dongfang Steam Turbine Works pursuant to Article 12 of the Contract under the Amendment No. 2 shall terminate upon the effectiveness of this Amendment No. 3.

4. This Amendment No. 3 shall come into effect upon being affixed with the signature of the authorized signatory and the company seal of each party hereto. This Amendment No. 3 shall be executed in four (4) originals, with each party to hold two (2).

                          [signature on the next page]

BUYER: JIANGSU LINYANG SOLARFUN CO., LTD. (affixed with Buyer's company seal)



Signed by:  Lu Yonghua (signature)

            Legal Representative/Authorized Representative

Tel: 0513-3307688



SUPPLIER: E-MEI SEMICONDUCTOR MATERIAL FACTORY (affixed with Supplier's company seal)



Signed by:  Deng Liangping (signature)

            Legal Representative/Authorized Representative

Tel: 0833-5522560